                                                                      EXHIBIT 25

                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC Bank USA
               (Exact name of trustee as specified in its charter)

New York                                                   13-2774727
(Jurisdiction of incorporation                             (I.R.S. Employer
or organization if not a U.S.                              Identification No.)
national bank)

452 Fifth Avenue, New York, NY                             10018-2706
(212) 525-5600                                             (Zip Code)
(Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                        PORT ARTHUR FINANCE CORPORATION*
               (Exact name of obligor as specified in its charter)

Delaware                                                   36-4308506
(State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)

1700 East Putnam Avenue
Suite 500
Old Greenwich, Connecticut                                 75019
(203) 698-7500                                             (Zip Code)
(Address of principal executive offices)


                      12.50% Senior Secured Notes due 2009


               Guarantees of 12.50% Senior Secured Notes due 2009
                         (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS

                                            State or Other
                                            Jurisdiction of  I.R.S. Employer
                                            Incorporation or Identification
Name, Address and Telephone Number          Organization     Number
----------------------------------          ------------     ------

The Premcor Refining Group Inc. (1)         Delaware         43-1491230
Sabine River Holding Corp. (1)              Delaware         43-1857408
Neches River Holding Corp. (1)              Delaware         43-1857411
Port Arthur Coker Company L.P. (1)          Delaware         43-1857413

(1) The address of these additional registrants is: 1700 East Putnam Avenue, Suite 500, Old Greenwich, Connecticut 06870. The telephone number of each is (203) 698-7500.

                                     General

Item 1. General Information.
        --------------------

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.
        --------------------------

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16. List of Exhibits
         ----------------

Exhibit
-------

T1A(i)       (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)      (1)    Certificate of the State of New York Banking Department dated
                    December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)            Not applicable.

T1A(iv)      (3)    Copy of the existing By-Laws of HSBC Bank USA as amended on April
                    11, 2002.

T1A(v)              Not applicable.

T1A(vi)      (2)    Consent of HSBC Bank USA required by Section 321(b) of the Trust
                    Indenture Act of 1939.

T1A(vii)            Copy of the latest report of condition
                    of the trustee (June 30, 2002),
                    published pursuant to law or the
                    requirement of its supervisory or
                    examining authority.

T1A(viii)           Not applicable.

T1A(ix)             Not applicable.


     (1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

     (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

     (3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 4th day of September, 2002.

                                             HSBC BANK USA


                                             By:  /s/ Deirdra N. Ross
                                                --------------------------------
                                                      Deirdra N. Ross
                                                      Assistant Vice President

                                                               Exhibit T1A (vii)
                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

--------------------------------------------------------------------------------

Federal Financial Institutions Examination Council        Expires March 31, 2004

                                                                   ---
                                                                    1
                                                                   ---

                                                         Please refer to page i,
                                                         Table of Contents, for
                                                         the required disclosure
                                                         of estimated burden.
--------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business June 30, 2002              (19980930)
                                                          ------------
                                                          (RCRI  9999)

This report is required by law; 12      This report form is to be filed by
U.S.C.ss.324 (State member banks); 12   banks with branches and consolidated
U.S.C.ss.1817 (State nonmember banks); subsidiaries in U.S. territories and and 12 U.S.C. ss.161 (National banks). possessions, Edge or Agreement subsidiaries, foreign branches,
                                        consolidated foreign subsidiaries, or
                                        International Banking Facilities.

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

NOTE: The Reports of Condition and      The Reports of Condition and Income
Income must be signed by an authorized  are to be prepared in accordance with
officer and the Report of Condition     Federal regulatory authority
must be attested to by not less than    instructions.
two directors (trustees) for State
nonmember banks and three directors     We, the undersigned directors
for State member and National Banks.    (trustees), attest to the
                                        correctness of this Report of
                                        Condition (including the supporting
                                        schedules) and declare that it has
                                        been examined by us and to the best of
                                        our knowledge and belief has been
                                        prepared in conformance with the
                                        instructions issued by the appropriate
                                        Federal regulatory authority and is
                                        true and correct.


I, Gerald A. Ronning, Executive VP & Controller
   --------------------------------------------
   Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare
that these Reports of Condition and
Income (including the supporting
schedules) have been prepared in
conformance with the instructions
issued by the appropriate Federal
regulatory authority and are true to
the best of my knowledge and believe.

                                      /s/ Youssef Nasr
                                      Director (Trustee)

                                     /s/ Bernard J. Kennedy
                                      Director (Trustee)

                                     /s/ Sal H. Alfieri
                                     Director (Trustee)

/s/ Gerald A. Ronning
----------------------------------------------
Signature of Officer Authorized to Sign Report

                   8/15/02
-----------------------------------------------
Date of Signature

--------------------------------------------------------------------------------

Submission of Reports

Each Bank must prepare its Reports of
Condition and Income either:

(a)  in electronic form and then file     For electronic filing assistance,
     the computer data file directly      contact EDS Call report Services, 2150
     with the banking agencies'           N. Prospect Ave., Milwaukee, WI 53202,
     collection agent, Electronic Data    telephone (800) 255-1571.
     System Corporation (EDS), by
     modem or computer diskette; or       To fulfill the signature and
                                          attestation requirement for the
(b)  in hard-copy (paper) form and        Reports of Condition and Income for
     arrange for another party to         this report date, attach this
     convert the paper report to          signature page to the hard-copy f the
     automated for. That party (if        completed report that the bank places
     other than EDS) must transmit the    in its files.
     bank's computer data file to EDS.


-------------------------------------------------------
FDIC Certificate Number           0   0    5   8   9
-------------------------------------------------------
                   (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM        HSBC Bank USA
------------------------------------  ------------------------------------------
Primary Internet Web Address of Bank  Legal Title of Bank (TEXT 9010)
(Home Page), if any (TEXT 4087)
(Example: www.examplebank.com)        Buffalo
                                      ------------------------------------------
                                      City (TEXT 9130)

                                      N.Y.                             14203
                                      ------------------------------------------
                                      State Abbrev.(TEXT 9200) ZIP Code (TEXT 9220)


  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA                  of Buffalo
------------------------------------------
  Name of Bank                    City

in the state of New York, at the close of business June 30, 2002


ASSETS

                                                                                                         Thousands of dollars

Cash and balances due from depository institutions:

                                                                                                        -----------------------
 a.  Non-interest-bearing balances currency and coin                                                          $      1,816,157
--------------------------------------------------------------------------------------------------------
 b.  Interest-bearing balances                                                                                       1,658,723
--------------------------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                                       3,669,450
--------------------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                                    12,554,394
--------------------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell:
--------------------------------------------------------------------------------------------------------
a. Federal funds sold in domestic offices                                                                                    0
b. Securities purchased under agreements to resell                                                                   5,979,340
                                                                                                        -----------------------
Loans and lease financing receivables:
                                                                                                        -----------------------
   Loans and leases held for sale                                                                             $      2,553,658
-------------------------------------------------------------------------------------------------------------------------------
   Loans and leases net of unearned income                                             $     39,015,047
-------------------------------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                                    538,987
--------------------------------------------------------------------------------------------------------
   Loans and lease, net of unearned income, allowance, and reserve                                            $     38,476,060
--------------------------------------------------------------------------------------------------------
   Trading assets                                                                                                   11,359,431
--------------------------------------------------------------------------------------------------------
   Premises and fixed assets                                                                                           737,811
--------------------------------------------------------------------------------------------------------
Other real estate owned                                                                                                 11,103
--------------------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                                                             246,227
--------------------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                                            93,300
--------------------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                                          2,162,325
--------------------------------------------------------------------------------------------------------

Intangible assets: Other intangible assets                                                                             479,872
--------------------------------------------------------------------------------------------------------
Other assets                                                                                                         2,384,822
--------------------------------------------------------------------------------------------------------
Total assets                                                                                                        84,182,673
-------------------------------------------------------------------------------------------------------------------------------


LIABILITIES

Deposits:
                                                                                                                 --------------
   In domestic offices                                                                                              38,513,703
-------------------------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                       5,001,941
------------------------------------------------------------------------------------------
   Interest-bearing                                                                          33,511,762
-------------------------------------------------------------------------------------------------------------------------------
In foreign offices                                                                                                  17,807,757
-------------------------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                         426,703
------------------------------------------------------------------------------------------
   Interest-bearing                                                                          17,381,054
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase:
-------------------------------------------------------------------------------------------------------------------------------
 a. Federal funds purchased in domestic offices                                                                      1,176,485
-----------------------------------------------------------------------------------------------------------------
 b. Securities sold under agreements to repurchase                                                                     704,247
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Trading Liabilities                                                                                                  6,301,519
-----------------------------------------------------------------------------------------------------------------
Other borrowed money                                                                                                 8,535,736
-----------------------------------------------------------------------------------------------------------------
Bank's liability on acceptances                                                                                         93,300
-----------------------------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                                    1,548,908
-----------------------------------------------------------------------------------------------------------------
Other liabilities                                                                                                    2,440,222
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                   77,121,877
-------------------------------------------------------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries                                                                            172
-------------------------------------------------------------------------------------------------------------------------------
EQUITY CAPITAL

-------------------------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                                                -
-----------------------------------------------------------------------------------------------------------------
Common Stock                                                                                                           205,000
-----------------------------------------------------------------------------------------------------------------
Surplus                                                                                                              6,440,465
-----------------------------------------------------------------------------------------------------------------
Retained earnings                                                                                                      316,467
-----------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                                                  98,692
-----------------------------------------------------------------------------------------------------------------
Other equity capital components                                                                                              -
-----------------------------------------------------------------------------------------------------------------
Total equity capital                                                                                                 7,060,624
-----------------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                                            84,182,673
-------------------------------------------------------------------------------------------------------------------------------